Basic and Diluted Income (loss) Per Share Disclosure	Dec. 31, 2020
Notes
Basic and Diluted Income (loss) Per Share Disclosure

Note 3. Basic and Diluted Income (Loss) Per Share

Net loss per share has been computed according to FASB ASC 260, “Earnings per Share,” which requires a dual presentation of basic and diluted earnings (loss) per share (“EPS”). Basic EPS represents net loss divided by the weighted average number of common shares outstanding during a reporting period. Diluted EPS reflects the potential dilution that could occur if securities, including warrants and options, were converted into common stock. The dilutive effect of outstanding warrants, options, and/or conversions is reflected in earnings per share by use of the treasury stock method. In applying the treasury stock method for stock-based compensation arrangements, the assumed proceeds are computed as the sum of the amount the employee must pay upon exercise. For the years ended December 31. 2020 and 2019, basic net loss per share equaled the diluted loss per share, since the effect of shares potentially issuable upon exercise or conversion was anti-dilutive. For the years ended December 31, 2020 and 2019, 92,755,675 and 10,108,052 shares, respectively, issuable upon the conversion of convertible debt were not included in the computation of diluted net loss because their inclusion would be anti-dilutive.

	December 31, 2020	December 31, 2019
Basic net loss per share computation:
Net loss	$(148,050)	$(3,035,043)
Weighted-average common shares outstanding	47,238,741	3,641,196
Basic net loss per share	$(0.00)	$(0.83)
Diluted net loss per share computation:
Net loss	$(148,050)	$(3,035,043)
Weighted-average common shares outstanding:	47,238,741	3,641,196
Incremental shares attributable to the assumed exercise of outstanding stock options and warrants	--	--
Total adjusted weighted-average shares	47,238,741	3,641,196
Diluted net loss per share	$(0.00)	$(0.83)